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                                                                      EXHIBIT 21

Bell Atlantic Subsidiaries
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Anderson CellTelCo
Atlantic West B.V.
BA Parkway Associates
BA Parkway Associates II
BABS Australia Pty. Ltd.
BAC Financial Services International B.V.
BAC International - The Netherlands B.V.
BAC International - The Netherlands B.V. Sucursal en Espana
BACPE, Inc.
BAP - 1760 Market, Inc.
BAP - 1800 Arch Land Parcel, Inc.
BAP - 6755 Snowdrift, Inc.
BAP - 7150 Windsor, Inc.
BAP - Caroline, Inc.
BAP-Durham, Inc.
BAPCI Services, Inc.
BATCL - 1987 - I, Inc.
BATCL - 1987 - II, Inc.
BATCL - 1987 - III, Inc.
BATCL-1991-I, Inc.
BATCL-1991-II, Inc.
BATCO-1989-II, Inc.
BATCO-1989-III, Inc.
Bell Atlantic - Delaware, Inc.
Bell Atlantic - Maryland, Inc.
Bell Atlantic - New Jersey, Inc.
Bell Atlantic - Pennsylvania, Inc.
Bell Atlantic - Virginia, Inc.
Bell Atlantic - Washington, D.C., Inc.
Bell Atlantic - West Virginia, Inc.
Bell Atlantic Administrative Services, Inc.
Bell Atlantic Asia, Inc.
Bell Atlantic Australia Pty. Limited
Bell Atlantic Austria, Inc.
Bell Atlantic Aviation Services, Inc.
Bell Atlantic Benelux, Inc.
Bell Atlantic Capital Corporation
Bell Atlantic Capital Funding Corp.
Bell Atlantic Cellular Consulting Group, Inc.
Bell Atlantic China Holdings Ltd.
Bell Atlantic Communications and Construction Services, Inc. Bell Atlantic Computer Services International, Inc.
Bell Atlantic Construction Services, Inc.
Bell Atlantic Czech Republic, Inc.
Bell Atlantic Directory Graphics, Inc.
Bell Atlantic Electronic Publishing, Inc.
Bell Atlantic Enterprises International, Inc.
Bell Atlantic Entertainment and Information Services Group, Inc.
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Bell Atlantic Europe S.A.
Bell Atlantic Federal Integrated Systems, Inc.
Bell Atlantic Federal Integrated Systems - Puerto Rico, Inc. Bell Atlantic Financial Services, Inc.
Bell Atlantic Foreign Sales Corporation
Bell Atlantic Foundation
Bell Atlantic Gulf Holdings Ltd.
Bell Atlantic Holdings Limited
Bell Atlantic India, Inc.
Bell Atlantic Indonesia, Inc.
Bell Atlantic Information Systems, Inc.
Bell Atlantic InfoSpeed Corp.
Bell Atlantic Integrated Systems, Inc.
Bell Atlantic International - Italia S.r.L.
Bell Atlantic International Ventures, Inc.
Bell Atlantic International, Inc.
Bell Atlantic Internet Solutions, Inc.
Bell Atlantic Investment Development Corporation
Bell Atlantic Investments, Inc.
Bell Atlantic Land Development, Inc.
Bell Atlantic Latin America Holdings, Inc.
Bell Atlantic Market Research, Inc.
Bell Atlantic Media Ventures, Inc.
Bell Atlantic Meridian Systems
Bell Atlantic Mexico, S.A. de C.V.
Bell Atlantic Mobile Systems of Allentown, Inc.
Bell Atlantic Mobile Systems of Northern New Jersey, Inc.
Bell Atlantic Mobile Systems, Inc.
Bell Atlantic Mobilfunk GmbH
Bell Atlantic Network Funding Corporation
Bell Atlantic Network Integration, Inc.
Bell Atlantic Network Services, Inc.
Bell Atlantic New Holdings, Inc.
Bell Atlantic New Zealand Holdings, Inc.
Bell Atlantic NSI Holdings, Inc.
Bell Atlantic NYNEX Mobile, Inc.
Bell Atlantic Paging, Inc.
Bell Atlantic PAI Comunicaciones C.A.
Bell Atlantic Payment Systems, Inc.
Bell Atlantic Personal Communications, Inc.
Bell Atlantic Poland, Inc.
Bell Atlantic Professional Services, Inc.
Bell Atlantic Properties, Inc.
Bell Atlantic Property Holdings II, Inc.
Bell Atlantic Property Holdings III, Inc.
Bell Atlantic Puerto Rico, Inc.
Bell Atlantic TELE-TV Holdings, Inc.
Bell Atlantic Telecommunications Systems, Inc.
Bell Atlantic TeleProducts Corp.
Bell Atlantic Telezone Holdings, Inc.
Bell Atlantic TriCon Leasing Corporation
Bell Atlantic Utilities Systems, Inc.
Bell Atlantic Vehicle Management
Bell Atlantic Vehicle Management, Inc.
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Bell Atlantic Ventures II, Inc.
Bell Atlantic Ventures XXIII, Inc.
Bell Atlantic Ventures XXV, Inc.
Bell Atlantic Ventures XXVIII, Inc.
Bell Atlantic Video Services Company
Bell Atlantic Video Services, Inc.
Bell Atlanticom Systems, Inc.
Bell Communications Research
CAI Wireless Systems, Inc.
Chesapeake Directory Sales Company
Columbia Cellular Telephone Company
Essar Commvision Limited
Essar Telecom Limited
EuroTel Bratislava Ltd.
EuroTel Praha Ltd.
FBA Computer Technology Services
FM America Corp.
Greenville Cellular Telephone Company
HKP Partners of New Zealand Limited
Howard W. Sams & Company
ICA Foreign Financial, Inc.
Infostrada S.p.A.
IR Northlight II Associates
Iron Run Venture I
Iron Run Venture II
Iron Run Venture III
Las Cruces Cellular Telephone Company
Metro Mobile CTS MIS, Inc.
Metro Mobile CTS of Albuquerque, Inc.
Metro Mobile CTS of Anderson, Inc.
Metro Mobile CTS of Charlotte, Inc.
Metro Mobile CTS of Cherokee, Inc.
Metro Mobile CTS of Columbia, Inc.
Metro Mobile CTS of El Paso, Inc.
Metro Mobile CTS of Fairfield County, Inc.
Metro Mobile CTS of Greenville, Inc.
Metro Mobile CTS of Hartford, Inc.
Metro Mobile CTS of Lancaster, Inc.
Metro Mobile CTS of Las Cruces, Inc.
Metro Mobile CTS of New Bedford, Inc.
Metro Mobile CTS of New Haven, Inc.
Metro Mobile CTS of New London, Inc.
Metro Mobile CTS of Newport, Inc.
Metro Mobile CTS of Phoenix, Inc.
Metro Mobile CTS of Pittsfield, Inc.
Metro Mobile CTS of Providence, Inc.
Metro Mobile CTS of Springfield, Inc.
Metro Mobile CTS of the Northeast, Inc.
Metro Mobile CTS of the Southeast, Inc.
Metro Mobile CTS of the Southwest, Inc.
Metro Mobile CTS of Tucson, Inc.
Metro Mobile CTS of Windham, Inc.
Metro Mobile of Venezuela, Inc.
Metro Mobile Real Estate Development of New York, Inc.
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Metro Mobile Transport, Inc.
MMDS Holdings II, Inc.
MMDS Holdings, Inc.
National Telephone Directory Company
New Bedford Cellular Telephone Company
Omnitel-Pronto Italiani S.p.A
Omnitel-Sistemi Radiocellulari Italiani S.p.A.
P.T. Citra Sari Makmur
Pacific Star Communications (NSW) Pty. Ltd.
Pacific Star Communications (QLD) Pty. Ltd.
Pacific Star Communications Pty. Ltd.
Penn-Del Directory Company
Portal Investments, Inc.
Sodalia S.p.A.
Southwestco Wireless, Inc.
Springfield Cellular Telephone Company
The Bell Atlantic Systems Group, Inc.
The Penn's Landing Marina Corporation